Exhibit 99.1

Stephen Zaniboni | Chief Financial Officer Jefferies 2014 Global Healthcare Conference June 2, 2014 Better Cancer Monitoring with Cell-Free DNA in Urine

Forward-Looking Statements Statements in this presentation about the Company's expectations, applications of its technology, markets, launch of tests and other statements that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management's current beliefs, assumptions, estimates and projections. Actual results may differ materially from those projected in the forward-looking statements for various reasons, including risks associated with product and test development, test transfer to contracting labs, government regulation, market acceptance, limited commercial experience, dependence on key personnel, obtaining financing and other factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission. DISCLAIMER

Our Goal: Improve Treatment Outcomes For Cancer Patients INTRODUCTION Trovagene’s technology detects and quantitates oncogene mutations from cell-free DNA in the urine of cancer patients for improved disease management   Our diagnostic platform provides important clinical information beyond the current standard of care

Key Assets    Precision cancer monitoring technology addressing a high unmet clinical need Enables more frequent, non-invasive monitoring of oncogene mutation status, disease progression, and recurrence Numerous clinical collaborations with leading cancer centers  Expanding clinical evidence to support broad market adoption Generating health economic data necessary for appropriate reimbursement CLIA certified, CAP accredited, high complexity lab to offer diagnostic services Significant patent portfolio around cell-free DNA in urine  proprietary methods of extracting, purifying, preparing, and detecting cell-free DNA and RNA mutations  INTRODUCTION   NASDAQ: TROV $113M market cap*  Molecular Diagnostic Specialist founded in 1999 NASDAQ listing 2012 $55M invested in R&D and IP ~$22.9M cash on hand (3/31/14) Focused on cancer management *as of  30 May 2014 Company Overview

INTRODUCTION

TROVAGENE
CELL-FREE MOLECULAR DIAGNOSTICS

Experienced Leadership Team

Antonius Schuh PhD CEO	Stephen Zaniboni CFO	Mark Erlander PhD CSO	Michael Terry EVP, Comm Ops	Keith McCormick VP, Sales/Mktg	Mary Barry VP, Clinical Ops
• Sorrento Therapeutics, AviaraDx, Arcturus Biosciences, Sequenom • PhD Pharm. Chem	• Awarepoint, XIFIN, Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom • CPA, BS Accounting, MBA Boston College	• bioTheranostics, AviaraDx, Arcturus Biosciences, J&J, Scripps Research Institute • BS, MS Biochem; Ph.D. Neuroscience	• Ligand DX, EVP Sequenom, EVP Lumenis, GE Healthcare Medical • BS Econ & Business, AD Int'l Business	• bioTheranostics, AviaraDx, Biogen Idec, Schering Plough, Dianon Systems • BBA – Marketing MBA – Int'l Business	• Prometheus Labs, AviaraDx, Cypress Bio, Verinata, Scripps Research Institute, Healthcare Medical • MBA, Clinical Laboratory Scientist

Scientific Advisors

Charles Cantor, PhD
Paul Billings, MD, PhD
Carlo M. Croce, MD
Riccardo Dalla-Favera, MD
Brunangelo Falini, MD
Kunwar Shailubhai, PhD

Board of Directors

Thomas Adams, PhD (Chair)
John P. Brancaccio, CPA
Gary S. Jacob, PhD
Paul Billings, MD, PhD
Antonius Schuh, PhD
Stanley Tennant, MD
Rodney Markin, MD, PhD

COPYRIGHT © 2012, TROVAGENE, Inc.

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THE CLINICAL UTILITY OF CELL-FREE DNA FROM URINE

TROVAGENE
CELL-FREE MOLECULAR DIAGNOSTICS

Large Addressable Market; Est. 45% Rise in U.S. Cancer Incidence by 2030*

Treatment Response and Resistance Monitoring	
Metastatic cancer patients per year:	**~525,000[□]**
Price Per Test:	$1,000[◊]
Tests Per Year:	6
TAM patients:	3.2M
TAM $:	~$3.2B

Average patient receives 8-10 imaging studies during initial 12 month period post-diagnosis

Recurrence Monitoring	
Cancer survivors:	**~11M[□]**
Price Per Test:	$1,000
Tests Per Year:	1
TAM patients:	~11M
TAM $:	~$11B

Over 170M cancer screening and diagnostic procedures performed annually in the U.S.

*Smith, B.D. et al. Future of Cancer Incidence in the United States: Burdens Upon Ageing, Changing Nation, Journal of Clinical Oncology, Vol. 27, No. 17, June 10, 2009.
□Cancer Facts and Figures 2013, American Cancer Society, p. 4
□American Cancer Society Website; http://www.cancer.org/cancer/cancerbasics/cancer-prevalence.
◊ Table 2 in Dinan, et. Al. Changes in the Use and Costs of Diagnostic Imaging Among Medicare Beneficiaries With Cancer, 1999-2006, JAMA, April 2010.

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Clinical Dilemma In Cancer Treatment Large body of knowledge has been developed around the molecular basis of cancer Paradigm Shift: Cancers are driven by oncogene mutations resulting in the trend toward new targeted therapies  Effectiveness requires monitoring Resistance develops Therapies are expensive and can have side effects THE CLINICAL UTILITY OF CELL-FREE DNA FROM URINE IMAGING Rough indication of tumor size No molecular information TISSUE BIOPSY Major procedures, not possible in some cases Limitations in access to serial biopsies Tumor heterogeneity; may not obtain the right tissue from the tumor sample CIRCULATING TUMOR CELLS Very low sensitivity Technically challenging, expensive  Current monitoring tools are insufficient

Cancer Monitoring Using cfDNA Is An Emerging Trend THE CLINICAL UTILITY OF CELL-FREE DNA FROM URINE      “Circulating tumor DNA levels showed a greater dynamic range, and greater correlation with changes in tumor burden, than did CA 15-3 or circulating tumor cells.  This proof-of-concept analysis showed that circulating tumor DNA is an informative, inherently specific, and highly sensitive biomarker of metastatic breast cancer”. Sarah-Jane Dawson et. al., Analysis of Circulating Tumor DNA to Monitor Metastatic Breast Cancer, NEJM, Vol. 368, No. 12, March 2013    “Cancer is a disease of DNA. It does make it look as if our means of defining cancer by what tissue it arose in is going to go by the boards pretty soon.  Lung, breast, blood—it almost doesn't matter. What matters are the genes that are mutated, the mistakes in the instruction book. For the first time, we have a clear list of targets that are much more smart-bomb opportunities than carpet-bomb opportunities."  Dr. Frances Collins, National Institutes of Health (NIH) Director, ‘Politics on The Frontier of Science’, Wall Street Journal, November 8, 2013

Cell-free DNA Filters Into The Urine  THE CLINICAL UTILITY OF CELL-FREE DNA FROM URINE Enabling Benefits Large sample volume  Hours of continuous cfDNA collection Cell-free DNA stable in urine High frequency of collection possible Logistics/Convenience Truly non-invasive Patient can self-sample at home or clinic No medical professional required for specimen  No refrigeration required No infection risk Lower cost Urine sample Tracking-cell free DNA  Cells in the body die continuously; cancer cells die at an accelerated rate  DNA is released into the bloodstream, which is then broken down into smaller segments and filtered by the kidney  Small, stable DNA fragments collect in urine where Trovagene technology can identify and quantify mutations of interest

A Decade of Scientific Work Validates Our Novel Approach 15 peer reviewed publications covering all nucleic acid types in urine DNA  RNA miRNA Methylation  Fields of Study Oncology Prenatal Infectious Disease Transplant  TROVAGENE PLATFORM See appendix for details

PROPRIETARY ADVANTAGE

TROVAGENE
CELL-FREE MOLECULAR DIAGNOSTICS

Core IP Extends Into Assay Detection & Development

Patent Family	Term	Jurisdictions
Original TrNA Patent Family	Term to approx. 2018	US & EP
Viral and Pathogen TrNA Families	Term to approx. 2026	US, EP, JP, China, Australia, Canada, India
20-50 bp TrNA Family	Term to approx. 2029	US & EP
51-110 bp TrNA Family	Term to approx. 2034	US provisional app filed
Transrenal miRNA Detection Family	Term to approx. 2028	US, EP, JP, China, Australia, Canada, India
Original Anion Exchange Purification Family	Term to approx. 2027	US, EP, Canada
Purification with Chaotropic Salt Family	Term to approx. 2034	US provisional app filed

COPYRIGHT © 2012, TROVAGENE, INC.

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Collaborations To Validate & Integrate Our PCM Platform CLINICAL PROGRAM

CLINICAL PROGRAM

TROVAGENE
CELL-FREE MOLECULAR DIAGNOSTICS

Strategy To Drive Clinical Adoption & Reimbursement

QUALITATIVE Validation → **QUANTITATIVE Validation** → **Improved Patient Outcomes**

STAGE 1

- Demonstrate concordance of oncogene mutation status between urine and tumor tissue.
- **Clinical Utility: Determine mutational status of actionable biomarkers in urine when a biopsy is not an option. Ex. BRAF, KRAS**

Diagnostic — $100-$200M Revenue

Drug-Diagnostic — $500+M Revenue

STAGE 2

- Expand mutational coverage of urine-based actionable oncongene mutations for our PCM platform
- **Clinical Utility: Quantitatively assess mutational status in urine longitudinally as an indicator of responsiveness to therapy, disease status & emergence of resistant mutations**

STAGE 3

- Demonstrate in multi-institutional trials that results from urine-based monitoring of actionable mutations increases patient progression-free survival (PFS) & overall survival (OS).
- Demonstrate health economic benefits of non-invasive oncogene mutation monitoring
- **Clinical Utility: Quantitatively assess patient mutational status in urine longitudinally for mutational status and early detection of resistance to therapy as a decision tool for therapy selection**

Clinical Standard of Care — Multi $B Revenue

COPYRIGHT © 2012, TROVAGENE, INC.

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CLINICAL PROGRAM

TROVAGENE
CELL-FREE MOLECULAR DIAGNOSTICS

Stage 1 & 2: Summary of Ongoing Collaboration Programs

Stage 1
- Determine mutational status of actionable biomarkers in urine when a biopsy is not an option

Stage 2
- Quantitatively assess patient mutational status in urine longitudinally as indicator of responsiveness to therapy and disease status of patient

- MD Anderson Cancer Center KRAS and BRAF Mutational Analysis of Cell-free DNA from Urine in Patients with Advanced Cancers
- Multi-institutional Collaboration Includes Memorial Sloan-Kettering Cancer Center Detecting BRAF Mutations in Histiocytic Diseases
- Memorial Sloan-Kettering Cancer Center Detecting EGFR T790M Resistance Mutations in Lung Cancer
- USC Norris Cancer Center Monitoring and Emergence of KRAS Resistant Mutations in Colorectal Cancer
- US Oncology Detecting and Monitoring KRAS Mutations in Pancreatic Cancer
- Catholic Health Initiatives Multiple Clinician-Run Trials to Validate Clinical & Economic Benefits of TROV Platform; Potential Adoption Into CHI Network
- Pharmaceutical Collaboration Correlation of EGFR T790M Mutation Resistance vs. Drug Candidate Responsiveness in Lung Cancer Patients

COPYRIGHT © 2012, TROVAGENE, INC.

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Cumulative # of urine and blood samples received by Trovagene to date Increasing Volume of Clinical Samples Received CLINICAL PROGRAM

CLINICAL PROGRAM

TROVAGENE
CELL-FREE MOLECULAR DIAGNOSTICS

Clinical Results Presented & Published To Date

- **Data presentation at AACR 2013/14**
  - MD Anderson "All Comers" study, Mutational status correlates with response to therapy
- **Publication in Journal Oncotarget**
  - Monitoring of patients with *BRAF V600E* malignancy
  - 100% concordance with tissue biopsy
  - Trovagene PCM technology identified *BRAF V600E* mutation when tissue biopsy was insufficient
- **Clinical Guidelines Published in Journal Blood; References TROV Technology**
  - Alternative to tissue biopsy and other methods to diagnose and treat patients with Erdheim-Chester disease (ECD)
- **Poster & Oral Presentation at ASCO 2014**
  - Larger data set for MD Anderson/Mem. Sloan Kettering for histiocytosis (ECD) patients
  - Longitudinal mutation load correlates with clinical response
- **Data Publication at ASCO 2014**
  - Additional data set from MD Anderson "All Comers" study
  - Robust longitudinal monitoring results in patients with various advanced cancers
  - Stat. significant correlation between mutation monitoring in urine & treatment response

COPYRIGHT © 2012, TROVAGENE, Inc.

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Clinical Guidelines Reference Trovagene’s PCM Technology Guidelines for The Diagnosis & Treatment of Erdheim-Chester Disease (ECD) Published in Blood – May 2014  Mention in clinical guidelines provides early evidence of the utility of Trovagene’s precision cancer monitoring technology ECD serves as a model disease and validates the use of our PCM platform when tissue biopsy presents a challenge Ability to monitor the BRAF V600E oncogene mutation in patients over time to determine treatment response was also demonstrated  Roughly half of ECD Patients Have the BRAF V600E mutation  Biopsy presents significant challenges in 60% of patients  Insufficient tumor tissue Tumor heterogeneity   CORPORATE SUMMARY

Patient D: Metastatic Colorectal Cancer Longitudinal Urinary cfDNA BRAF V600E Mutation  Correlates with Therapeutic Response CLINICAL PROGRAM Patient C: Metastatic Melanoma Decrease in BRAF V600E cfDNA correlates to decrease in tumor size

COMMERCIALIZATION PROGRAM

TROVAGENE
CELL-FREE MOLECULAR DIAGNOSTICS

Data-Driven Commercialization Program To Begin in late 2014

- **Clinical Data Presentations**
  - AACR 2013/14
  - ASCO 2014
- **Published Peer-Reviewed Manuscripts**
  - Oncotarget May 2014
  - Publication in Second Journal in 2014
  - Possible Publication in Third Journal in 2014
- **Expand Sales & Marketing Headcount & Programs**
- **Broad Oncogene Mutation Coverage & Tumor Types**
  - Melanoma – BRAF V600E (available in CLIA lab)
  - Colorectal Cancer – KRAS 7-Mutation (available)
  - Pancreatic Cancer – KRAS 7-Mutation (available)
  - Lung Cancer – T790M (expected in 4Q 2014)

Collaborate with Integrated Healthcare Networks & NCCN Cancer Centers to Integrate PCM Technology Into Cancer Management Strategies

COPYRIGHT © 2012, TROVAGENE, Inc.

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STAGE 3 Obtain Reimbursement  Value Commensurate With Clinical Performance Concordance with standard of care (qualitative mutational status) Tier 1 Molecular Diagnostic codes with defined clinical utility and reimbursement values Press for value with payers using appeals process Early adoption within niche markets Novel clinical utility claims with ability to quantify mutational status “NOC“ (Not Otherwise Classified) codes Supported by sufficient clinical evidence of novel medical utility to successfully pass technology assessments by payers Broader adoption at key academic centers and community networks    STAGE 2 STAGE 1 Demonstrated improvement in clinical outcomes & health economic benefits Apply to AMA for unique CPT code  Supported by robust clinical adoption and appropriate valuation by payers based on evidence of significant clinical value Integration into cancer care (NCCN) guidelines and standard of care  COMMERCIALIZATION PROGRAM Appeal *”Usual and Customary” designation by payer **May include patient financial responsibility.

Completed assays will be transferred to Trovagene’s CLIA laboratory in 2014 2014 Development Program For Cancer Monitoring Applications ASSAY DEVELOPMENT PROGRAM EGFR L858R BRAF Quant HER-2

Corporate Development Strategies Collaborations with large strategic diagnostic and life science companies Accelerate our core strategic mission in cancer monitoring Create out-licensing opportunities with potential for incremental revenue streams Current  R&D collaboration with Illumina (Nasdaq: ILMN) Pharmaceutical collaborations Integrate TROV’s precision cancer monitoring technology in trials for targeted cancer therapies   Paid collaboration for revenue generation Very strong value proposition based on logistical benefits and better endpoint measurement  1st  collaboration announced in 4Q 2013  Out-licensing strategy for non-core IP assets    Hem biomarker portfolio   New licensees include Novartis and Duke University  HPV assay out-licensing strategy BUSINESS DEVELOPMENT

2014 Goals & Expected Milestones Conduct additional clinical studies at major oncology centers and through collaborations with integrated healthcare networks Develop a health economic model supporting appropriate value and reimbursement levels for Trovagene’s PCM technology Present and publish clinical results for studies using Trovagene’s PCM technology as they become available Complete CLIA development and release of additional urine-based assays for the detection and monitoring of multiple clinically actionable oncogene mutations across a broad range of cancer types Enter into additional R&D collaborations with pharmaceutical companies as a future revenue source Expand and enter into new partnerships with strategic diagnostic and life science companies CORPORATE SUMMARY

TROVAGENE

CELL-FREE MOLECULAR DIAGNOSTICS

For further information

Please contact:

Stephen Zaniboni, CFO
szaniboni@trovagene.com

Antonius Schuh, CEO
aschuh@trovagene.com